Borrowings	6 Months Ended
Jul. 31, 2018
Disclosure Of Borrowings Abstract
Borrowings

12	Borrowings

	31 July 2018 NZ $000’s	31 January 2018 NZ $000’s

CURRENT
Secured liabilities:
Shareholder loans	-	10,951
Bank Loans	20,000	16,000
Debt issuance costs in relation to bank loan	(80)	(218)
Working capital financing bank facility	-	22,489
Convertible notes	-	1,740
Loan note	1,247	1,159
	21,167	52,121

The fair value of borrowings is not considered to be materially different to their carrying amounts.

(a)	Assets pledged as security:

Borrowings are secured by a fixed and floating charge over the assets of the consolidated entity. The lease liabilities are effectively secured as the rights to the leased assets, recognised in the balance sheet, revert to the lessor in the event of default.

(b)	Bank overdrafts and bank loans

On 13 June 2018, the Company entered into a Deed of Amendment with BNZ to reduce the facility to NZD$20,000,000 (31 January 2018: NZD$38,489,428). In addition the new facility takes over guarantees and financial instruments totalling NZD$1,345,000.

The term loan facility of NZD$20,000,000 is repayable on 14 June 2019. The current interest rate on this loan is 5.66% (31 January 2018: 5.55%) per annum. There has been a breach of covenant during the period.

Bank of New Zealand has the first ranking charge over all assets of Bendon Limited. Under the terms of the major borrowing facility, the new facility is subject to four undertakings being: Interest cover ratio of three times that is first tested as at 30 April 2019; gross EBITDA ratio measured to 3 months to September 2018 had to be greater than $0, six months to 30 December 2018 is greater than $3 million; inventory and receivables ratio must be greater than 2 times being first measured as at 30 September 2018; and the actual sales and gross margin must not vary by more than 10% from the budget submitted to the Bank.

(c) Loan covenants

As at 30 September 2018, there was a breach in minimum Gross EBITDA ratio. The Bank has advised that they are currently taking the Breach under review.

(d) Shareholder loan - Related party

On 19 June 2018, Bendon Limited issued additional 24,221 Bendon shares to the shareholders as part of an agreement to convert debt to equity. The amount of debt converted on this date amounted to a fair value of $12,244,208. After this conversion, the shareholder loan is fully converted to equity and the outstanding balance as at 31 July 2018 is $nil (31 January 2018: $10,951,295).

The interest rate on the shareholder loans up to the date of conversion was 30% (31 January 2018: 30%) and was increased at the end of 2014, and was capitalised quarterly. Total interest capitalised during the 6 months to 31 July 2018 is $1,061,588 (6 months to 31 July 2017: $1,291,962).

(e) Convertible Notes

On 19th June 2018, the holders of USD$2.8m (NZ$4.2m) of convertible notes converted to 16,408 Bendon ordinary shares. The holder of US$1.0m (NZ$1.42m) of convertible notes elected for their convertible note to be repaid which is due on 31 January 2019. The amount owing has been classified as a current borrowing and amounted to $1.247million as at 31 July 2018.